Commitments and Contingencies	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies
Commitments and Contingencies

Note 13. Commitments and Contingencies

Lease Commitments

The Company leases office and manufacturing facilities under non-cancelable operating leases expiring at various dates through December 2027, including office and manufacturing space in San Jose, California used as its corporate headquarters. The lessor company is owned by one of the Company’s officers. Please see Note 15. Related Party Transactions. The Company also entered into capital leases for purchasing of information technology equipment.

As of December 31, 2019, future minimum lease payments under all noncancelable capital and operating leases with an initial lease term in excess of one year were as follows (in thousands):

Years Ending December 31,	Capital Leases	Operating Leases
2020	$310	$4,246
2021	233	4,026
2022	14	3,296
2023	—	3,358
2024	—	3,459
Thereafter	—	11,012
Net minimum lease payments	557	$29,397
Less amount representing interest	(33)
Present value of net minimum lease payments	524
Less current portion	(285)
Long-term obligations as of December 31, 2019	$239

As of June 30, 2020, future minimum lease payments under all noncancelable capital and operating leases with an initial lease term in excess of one year were as follows (in thousands, unaudited):

Years Ending December 31,	Capital Leases	Operating Leases
	(unaudited)
2020 (remaining six months)	$155	$2,120
2021	233	4,024
2022	14	3,296
2023	—	3,358
2024	—	3,459
Thereafter	—	11,012
Net minimum lease payments	402	$27,269
Less amount representing interest	(18)
Present value of net minimum lease payments	384
Less current portion	(275)
Long-term obligations as of June 30, 2020	$109

Rent expense under operating leases was approximately $4.0 million, $4.1 million and $4.3 million, respectively, for 2017, 2018 and 2019, and $2.1 million and $2.2 million, respectively, for the six months ended 2019 and 2020 (unaudited).

Purchase Commitments

The Company uses several contract manufacturers to manufacture components, subassemblies and products. The Company provides these contract manufacturers with demand information and they use this information to acquire components and build products. Contract manufacturer commitments consist of obligations for on-hand inventories and non-cancelable purchase orders with contract manufactures. If the Company cancels all or part of the orders, it may still be liable to the contract manufacturers for the cost of the materials and components purchased by the subcontractors to manufacture the Company’s products. The Company also obtain individual components for its products from a wide variety of individual suppliers. In addition, the Company has other contractual obligations for goods or services associated with its ordinary course of business. As of December 31, 2019 and June 30, 2020 (unaudited), the Company has $41.6 million and $37.9 million, respectively, of outstanding purchase orders or commitments for goods or services with contract manufacturers and vendors that range mostly from one month up to a year.

Legal Proceedings

From time to time, the Company is involved in actions, claims, suits and other proceedings in the ordinary course of business, including assertions by third parties relating to intellectual property infringement, breaches of contract or warranties or employment-related matters. The Company is defending all current litigation matters. Although there can be no assurances and the outcome of these matters is currently not determinable (except as specifically described below), the Company currently believes that none of these claims or proceedings are likely to have a material adverse effect on the Company’s financial position.

Quanergy Litigation

In September 2016, Quanergy Systems, Inc. (Quanergy) filed a complaint against the Company and one of its customers in the Northern District of California (the District Court litigation), seeking a declaratory judgment of non-infringement of one of the Company’s patents, U.S. Patent No. 7,969,558 (the ‘558 patent) and asserting state and federal trade secret misappropriation claims against the Company and its customer and breach of contract and constructive fraud claims against its customer. In November 2016, Quanergy filed an amended complaint, removing its trade secret misappropriation claims against the Company, dropping its customer from the suit and dropping the related claims of breach and constructive fraud. The amended complaint maintained only the declaratory judgment of non-infringement action against the Company. In December 2016, the Company filed an answer generally denying the allegations and relief requested in Quanergy’s amended complaint. The Company’s answer also included counterclaims against Quanergy asserting direct, indirect, and willful infringement of the ‘558 patent. In January 2017, Quanergy filed an answer generally denying the allegations in the Company’s patent infringement counterclaims and requesting relief. The court held a claim construction hearing on September 13, 2017 and issued a claim construction order on October 4, 2017, which adopted the majority of the Company’s proposed constructions. In June 2018, the district court entered an order granting a joint stipulation to stay the litigation.

Quanergy filed two petitions for inter partes review with the U.S. Patent Office’s Patent Trials and Appeal Board (PTAB) in November 2017, challenging all claims of the ‘558 patent that we asserted. The Company filed its Patent Owner Preliminary Response to Quanergy’s petitions on March 7, 2018. The PTAB issued an institution decision on May 25, 2018, instituting review of all challenged claims. The Company subsequently filed its Patent Owner Response and a Contingent Motion to Amend the claims. The PTAB held oral argument on February 27, 2019. On May 23, 2019, the PTAB issued a Final Written Decision upholding the validity of all the challenged claims, finding that Quanergy did not prove by a preponderance of the evidence that any of the challenged claims of the ‘558 patent were unpatentable, and denying the Company’s contingent motion as moot. In June 2019, Quanergy filed a request for rehearing. On July 21, 2020, Quanergy filed a Notice of Appeal, appealing the PTAB decision to the U.S. Court of Appeals for the Federal Circuit.

Hesai and RoboSense Litigation

On August 13, 2019, the Company filed separate complaints against Hesai Photonics Technology Co., Ltd. (Hesai) (5:19-cv-4742-EJD) and Suteng Innovation Technology Co., Ltd. (RoboSense) (5:19-cv-4746- EJD), in the United States District Court for the Northern District of California. These complaints allege infringement of the ‘558 patent by Hesai and RoboSense, respectively. In both cases, we are seeking, among other relief, a permanent injunction and to be determined monetary damages adequate to compensate us for the alleged infringement. Both cases were stayed pending resolution of the ITC investigation (No. 337- TA-1173). On July 8, 2020, Velodyne filed a Notice of Dismissal with Prejudice of the Hesai case (5:19-cv-4742-EJD) pursuant to the Litigation Settlement and Patent Cross License Agreement discussed further below. The Hesai case is now terminated. The case against RoboSense (5:19-cv-4746-EJD) remains pending.

On August 15, 2019, the Company also filed a patent infringement complaint with the United States International Trade Commission (ITC) against Hesai and RoboSense. The complaint filed with the ITC alleges violations of Section 337 of the Tariff Act of 1930, as amended, by both Hesai and RoboSense and requests that the ITC investigate Hesai and RoboSense for unlawfully importing and selling products that infringe upon the ‘558 patent. On August 28, 2019, the Company filed a supplement with the ITC. The Company is asking the ITC to issue permanent limited exclusion orders and permanent cease and desist orders against Hesai and RoboSense to stop the importation and sale of the following products in the United States: (a) rotating 3-D lidar devices; (b) components thereof; and (c) sensing systems containing the same. On September 11, 2019, the Company received notice that the ITC instituted an investigation of Hesai and RoboSense (No. 337-TA-1173). On July 8, 2020, Velodyne and Hesai jointly moved to terminate the ITC investigation with respect to Hesai pursuant to the Litigation Settlement and Patent Cross License Agreement discussed further below. On July 13, 2020, the ALJ issued Order No. 33, granting the joint motion. Order No. 33 is an Initial Determination that terminates Hesai from the Investigation. On August 4, 2020, the Commission issued a Notice determining not to review the Initial Determination terminating the investigation as to Hesai. As a result, the case against Hesai is now terminated. The case against Robosense remains pending.

On November 8, 2019, Velodyne Lidar, Inc., Velodyne Europe GmbH, Gotting KG, and IFTAS GmbH were sued by Hesai for alleged patent infringement before the District Court of Frankfurt, Germany (Docket No. 2-6 O 461/19). Hesai sought money damages and an injunction. On July 8, 2020, Hesai withdrew the case pursuant to the Litigation Settlement and Patent Cross License Agreement discussed further below. This case is now terminated.

On April 30, 2020, Hesai filed four cases in the Shanghai Intellectual Property Court against the Company, Beijing Velodyne Laser Technology Co., Ltd (Velodyne Beijing), and Shanghai Keming Instrument Co., Ltd (Keming) (collectively, Defendants). The cases were docketed by the court on May 6, 2020. Hesai asserts that the Defendants infringed three patents registered in the People’s Republic of China. Each case seeks an injunction and monetary damages. On July 8, 2020, Hesai withdrew the four China cases pursuant to the Litigation Settlement and Patent Cross License Agreement discussed below. These cases are now terminated.

On June 24, 2020, the Company entered into a Litigation Settlement and Patent Cross-License Agreement with Hesai to resolve all of the disputes between the parties, as described above, and agreed on the terms of a patent cross-license and releases of liability. Under the terms of the settlement, Hesai agreed to make a one-time payment to compensate the Company for Hesai’s past use of the Company’s technologies, will make annual fixed royalty payments through 2022, and thereafter, will make product sales royalty payments through February 2030. The parties also agreed to terminate all of the matters related to Hesai described above.

The Company’s litigation with RoboSense is ongoing and was not resolved by the settlement agreement described above.

Employment Matters

On April 3, 2020, a former employee filed a class action lawsuit in the United States District Court for the Northern District of California. The complaint alleges that the Company violated the federal Worker Adjustment and Retraining Notification Act, or WARN Act, and California WARN Act in connection with its termination of the employment of the plaintiff and other similarly situated employees. The plaintiff seeks to certify the action as a class action and seeks various other remedies on behalf of himself and others, including unpaid wages, salaries, commissions, bonuses and other compensation and benefits that would have accrued during the following 60 days. The parties have reached an agreement to resolve the case and the plaintiff filed a voluntary dismissal of the case on June 29, 2020 in accordance with the terms of the settlement. This case is now terminated.

On June 8, 2020, a former employee filed a class action lawsuit in the Santa Clara County Superior Court of the State of California. The complaint alleges that, among other things, the Company failed to pay minimum and overtime wages, final wages at termination, and other claims based on meal periods and rest breaks. The plaintiff is bringing this lawsuit on behalf of herself and other similarly situated plaintiffs who have not been identified and is seeking to certify the action as a class action. The plaintiff seeks unspecified damages as well as attorneys’ fees. Our response to the complaint is due on November 12, 2020 and the parties are in the process of beginning discovery concerning class certification issues. The Court has scheduled a Case Management Conference for February 3, 2021.

The Company records accruals for outstanding legal proceedings, investigations or claims when it is probable that a liability will be incurred and the amount of loss can be reasonably estimated. The Company evaluated developments in legal proceedings, investigations or claims that could affect the amount of any accrual, as well as any developments that would result in a loss contingency to become both probable and reasonably estimable. As of June 30, 2020, the Company has accrued $2.4 million for loss contingencies in connection with the settlement of certain employment related legal proceedings. The Company has not recorded any additional accrual for loss contingencies associated with such legal claims or litigation discussed above.